                                                                   EXHIBIT 10.71

                                   CONTRACT

This Agreement, Made and entered into this 28th day of October, One Thousand Nine Hundred and Ninety-Seven, in quadruplicate between the State of Nevada, Department of Transportation thereof, party of the first part, and Meadow Valley Contractors, Inc. P.O. Box 549, of Moapa, NV 89025, party of the second part, hereinafter called the Contractor.

     Witnesseth, That the said party of the second part agrees with the said party of the first part, for the consideration and agreements hereinafter mentioned and contained to be made and performed by the said party of the first part, and under the conditions expressed in a bond bearing even date with these presents, and hereunto annexed, that he, the said party of the second part, shall and will at his own proper cost and expense, do all the work and furnish all the materials necessary for the substantial construction and completion, and to the satisfaction of said party of the first part, of a portion of the system of Highways of the State of Nevada, being in the county of Clark on Interstate
                                                           -------------------
15 and US 95 Interchange (Las Vegas Spaghetti Bowl), Route Sections 015-1
--------------------------------------------------                  -----
Mileposts IR-015-CL-MP 42.87, in strict conformity, in every part and
          ------------------
particular, with the annexed special provisions and specifications, and the plans entitled "State of Nevada, Department of Transportation; Construction Plans of Proposed State Highway in the County of Clark, from the
                                                 ---------------
California/Nevada State Line to 3,895 kilometers (2.42 miles) east of the
-------------------------------------------------------------------------
Junction with Route US 093, Route Sections 015-1" approved by the Director of
--------------------------
the Department of Transportation on April 18, 1997, which special provisions,
                                    --------------
specifications and plans are made a part hereof, and in full compliance with the terms of this agreement.

     And the Contractor hereby further agrees to receive and accept the prices set forth in the Proposal Schedule, hereto annexed and thereby made a part of this agreement, as full compensation for furnishing all materials and labor, and the doing of all work, in strict accordance with the plans, special provisions and specifications hereinbefore mentioned, to the satisfaction of the Engineer and in the manner and under the conditions hereinbefore specified.

     The said party of the First part hereby promises and agrees with the said Contractor, to employ, and does hereby employ, the said Contractor to provide the materials and do the work according to the terms and conditions herein contained and referred to, for the prices aforesaid, and hereby contracts to pay the same at the time, in the manner, and upon the conditions above set forth; and the said parties themselves, their heirs, executors, administrators, successors, and assigns, do hereby agree to full performance of the covenants herein contained. The Contractor further agrees that no moneys payable under this contract shall be assigned by power of attorney, or otherwise, except upon the written consent of the Department.

     It is further agreed, by and between the parties hereto, that should there be any conflict between the terms of this instrument and the bid or proposal of said Contractor, then this instrument shall control, and nothing herein shall be considered an acceptance of the said terms of said proposal conflicting therewith.

     And the said Contractor hereby further agrees that the payment of the final amount due under this contract shall release the State of Nevada and the Department of Transportation from any and all claims or liability on account of work performed under this contract other than such claims, if any, as may be specifically excepted by the Contractor in writing at the time final payment is made.

                                      478
                          IDR-DPC-0009(3) - 07/22/97

                                   CONTRACT

In Witness Whereof, The parties to these presents have hereunto set their hands and seals the year and date first above written.

                                                    STATE OF NEVADA
Attested:                               Through the Department of Transportation


[SIGNATURE ILLEGIBLE]                       Dated November 24, 1997
---------------------------------------
(Director, Department of Transportation)
                                            [SIGNATURE ILLEGIBLE]
                                            ------------------------------------
APPROVED AS TO FORM & LEGALITY              (Chairman, Board of Directors, De-
                                            partment of Transportation)

                                               Meadow Valley Contractors, Inc.
                                            ------------------------------------
                                                       [Contractor]

         /s/ Brian Hutchins
---------------------------------------
(Deputy Attorney General Chief Counsel)     By [SIGNATURE ILLEGIBLE]
                                              ----------------------------------

                                               VICE-PRESIDENT
                                            ------------------------------------

                 CONTRACTOR'S ACKNOWLEDGEMENT [USE (A) OR (B)]
                     (A) FOR AN INDIVIDUAL OR PARTNERSHIP

STATE OF _______________________________________  )
                                                  )    SS
COUNTY OF ______________________________________  )


On this _______________ day of ___________________, A.D. _____________________,
personally appeared before me a ____________________________________________,

                                   (Notary Public, Judge or other officer)
in and for ____________________________ County, State of ______________________
______________________________________________________________________, known
                              (Name)

(or proved) to me to be the person(s) described in and executed the foregoing instrument, who acknowledged to me that he (they) executed the same freely and voluntarily and for the uses and purposes therein mentioned.

                                ________________________________________________
                                     (Notary Public, Judge or other officer)

                             (B) FOR A CORPORATION

STATE OF       NEVADA                             )
        ----------------------------------------- )
                                                  )    SS
COUNTY OF      CLARK                              )
         ---------------------------------------- )

On this 13th day of November, A.D. 1997, personally appeared before me a
           Notary Public               , in and for Clark County, State of
---------------------------------------
(Notary Public, Judge or other officer)

Nevada  ALAN TERRIL, known (or proved) to me to be the VICE-PRESIDENT
        -----------                                    ------------------------
          (Name)                                       (President, Vice
                                                       President or Secretary)

of the corporation that executed the foregoing instrument, and, upon oath, did depose that he is the officer of said corporation as above designated; that he is acquainted with the seal of said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; that the signatures to said instrument were made by officers of said corporation as indicated after said signatures; and that the said corporation executed the said instrument freely and voluntarily and for the uses and purposes therein mentioned.

          [SEAL]              NANCY A. MCCAFFERTY
                              -------------------------------------------
                              (Notary Public, Judge or other officer)

                                      479
                          IDR-DPC-0009(3) - 07/22/97

                                                           Bond
Executed in (4) counterparts                               Premium: $434,404.00
                               CONTRACTOR'S BOND

Know All Men By These Presents, That We Meadow Valley Contractors, Inc.
                                        ----------------------------------------
                                                     Contractor

P.O. Box 549, Moapa, NV 89025                                 as principal, and
-------------------------------------------------------------
                   Address of Contractor
The Insurance Company of the State of Pennsylvania and National Union Fire Insurance Company of Pittsburgh, P.a. 70 Pine Street, New York, New York, 10270
--------------------------------------------------------------------------------
                Name and Address of Bonding Company Main Office

as surety are held and firmly bound unto the State of Nevada in the sum of Ninety One Million Eight Hundred Thirteen Thousand Eight Hundred Eight Four
--------------------------------------------------------------------------------
Dollars and 08/100--------------------------------------------------------------
--------------------------------------------------------------------------------
($91,813,884.08    ) dollars, to be paid to the said State of Nevada; for which
-------------------
payment, well and truly to be made, we bind ourselves, our heirs, executors and administrators, successors or assigns, jointly and severally, firmly by these presents: That the total amount of said bond, two-thirds is conditioned that such work under the contract shall be performed in accordance with the plans and specifications and the terms of the contract, and one-third is conditioned to provide and secure payment for all materials, provisions, supplies, trucks, and other means of transportation used in, upon, or about, or for the performance of the work contracted to be done, and for any work or labor done thereon.

The conditions of This Obligation is such, That Whereas, the above principal did on the 28th day of October, 1997, enter into a contract with the Department of
       ----        -------    --
Transportation of the State of Nevada, for the performance of the following specific work: Construction of a portion of the Interstate Highway System in
               -----------------------------------------------------------------
Clark County, Nevada, on Interstate 15 and US 95 Interchange (Las Vegas
--------------------------------------------------------------------------------
Spaghetti Bowl)
--------------

Now, if the said Meadow Valley Contractors, Inc.              heirs, executors,
                 --------------------------------------------
                              Contractor
administrators, successors and assigns, shall well and truly perform their part of said contract, and if such work under the contract shall be performed in accordance with the plans and specifications, and in strict conformity with the terms of said contract, and every covenant and agreement therein contained, and further, if the said Meadow Valley Contractors, Inc. shall indemnify and save
                     -------------------------------
                              Contractor
harmless the State of Nevada from and against all damages which it may sustain by reason of liens for labor and materials furnished for said work, and if the said Meadow Valley Contractors, Inc. shall pay all laborers, mechanics and
     -------------------------------
             Contractor
material men and persons who may have supplied provisions, supplies, trucks, and other means of transportation used in, or about, or upon the said work, all just debts due to such persons, or to any person to whom any part of such work was given, and in addition all bills for labor, materials, sustenance, provisions, or supplies used or consumed by subcontractors or otherwise in the performance of the work contracted to be done, together with interest at the rate of twelve percent per annum, then this obligation shall be void; otherwise to remain in full force and effect.

And the said surety hereby stipulates and agrees that no change, extension, alteration or addition to the terms of the contract or specifications shall in any wise affect its obligation of this Bond.

[SIGNATURE ILLEGIBLE]                           Meadow Valley Contractors, Inc.
-------------------------------------      -------------------------------------
Signature of Nevada Resident Agent                 (Name of Contractor)

[SIGNATURE ILLEGIBLE]                      By [SIGNATURE ILLEGIBLE]
-------------------------------------        -----------------------------------
Name of Bonding Company Agent

Willis Corroon Corporation              The Insurance Company of the State of
                                        Pennsylvania*
-------------------------------------      -------------------------------------
Address of Bonding Company Agent                (Name of Bonding Company)

1551 N. Tustin Avenue, Suite 1000          By [SIGNATURE ILLEGIBLE]
-------------------------------------        -----------------------------------
SANTA ANA, CA. 92705                                  Attorney in Fact

NOTE TO SURETY ON BOND:Certificates of                 Mike Parizino
authority for Attorneys in Fact must
be filed with the Nevada Department of
Transportation.

         *and National Union Fire Insurance Company of Pittsburgh, Pa.